                            ATLANTIC WHITEHALL FUNDS

                         Atlantic Whitehall Growth Fund
                        Atlantic Whitehall Balanced Fund
                         Atlantic Whitehall Income Fund

                           (Distributor Class Shares)

                    Supplement dated October 24, 2003 to the
                 Prospectus dated April 1, 2003, as supplemented on April 24, 2003, July 16, 2003 and September
                                    15, 2003

         This Supplement updates the information in, and should be read in conjunction with, the Prospectus for the Distributor Class shares of the Atlantic Whitehall Funds, dated April 1, 2003.

         The following table replaces and supersedes the "Average Annual Total Returns" table for the Balanced Fund (formerly, the Growth and Income Fund).

                          AVERAGE ANNUAL TOTAL RETURNS

                                                                                                        Since
(For the periods ended December 31, 2002)                       One Year          Five Years      February 1, 1995*
-----------------------------------------                       --------          ----------      -----------------

Balanced Fund
Return Before Taxes                                               (16.12)%            3.25%              8.33%
Return After Taxes on Distributions                               (16.58)%            1.78%              6.10%
Return After Taxes on Distributions and Sale of Fund
Shares                                                             (9.88)%            2.11%              6.02%
S&P 500 Index**                                                   (22.09)%            (0.58)%           10.05%
Lehman Government/Credit Intermediate Bond Index***
                                                                    9.82%             7.48%              7.90%
Lehman Aggregate Bond Index                                         10.25%            7.55%              8.44%
Blended Index****                                                  -9.33%             2.64%              9.19%

*      The Fund began operations on February 1, 1995.
** This index is a widely recognized index of 500 stocks designed to reflect the overall equity market's industry weightings. The index is unmanaged and does not incur the fees associated with a mutual fund, such as investment management and fund administration fees. The index does not reflect deductions for fees, expenses or taxes.
*** The Fund changed the benchmark index for the fixed-income portion of its portfolio from the Lehman Aggregate Bond Index to the Lehman Government/Credit Intermediate Bond Index on October 22, 2003, because the Lehman Government/Credit Intermediate Bond Index better reflects the composition of the Fund's fixed-income securities. This index is a market value-weighted index of government and investment-grade corporate fixed-rate debt issues with maturities between one and ten years. The index is unmanaged and does not incur the fees associated with a mutual fund, such as investment management and fund administration fees. The index does not reflect deductions for fees, expenses or taxes.
**** The Fund's investment adviser has prepared this blended index since the Fund has a dual investment objective of capital appreciation and income. The Blended Index is comprised of 60% S&P 500 Index and 40% Lehman Government/Credit Intermediate Bond Index.

         After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

         The following table replaces and supersedes the "Average Annual Total Returns" table for the Income Fund.

                          AVERAGE ANNUAL TOTAL RETURNS

                                                                                                          Since
(For the periods ended December 31, 2002)                          One Year          Five Years     February 1, 1995*
-----------------------------------------                          --------          ----------     -----------------

Income Fund
Return Before Taxes                                                   8.00%               5.37%            6.47%
Return After Taxes on Distributions                                   6.47%               3.17%            4.00%
Return After Taxes on Distributions and Sale of Fund Shares
                                                                      4.87%               3.18%            3.94%
Lehman Government/Credit Intermediate Bond Index**                    9.82%               7.48%            7.90%
Lehman Aggregate Bond Index                                          10.25%               7.55%            8.44%

*      The Fund began operations on February 1, 1995.
** The Fund changed its benchmark index from the Lehman Aggregate Bond Index to the Lehman Government/Credit Intermediate Bond Index on October 22, 2003, because the Lehman Government/Credit Intermediate Bond Index better reflects the composition of the Fund's portfolio securities. This index is a market value-weighted index of government and investment-grade corporate fixed-rate debt issues with maturities between one and ten years. The index is unmanaged and does not incur the fees associated with a mutual fund, such as investment management and fund administration fees. The index does not reflect deductions for fees, expenses or taxes.

         After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

         The following information replaces and supersedes, as applicable, the information set forth in the section entitled "Portfolio Management" in the prospectus.

         The Adviser utilizes a team approach with respect to the management of the Funds. As such, the day-to-day portfolio management of the Funds is the responsibility of the members of the investment teams of the Adviser. Senior investment professionals of the Adviser include Jeff Thomas, Fred Weiss, David Smith and Paul McPheeters. Messrs. Thomas, Weiss and McPheeters are the lead portfolio managers of the Growth Fund, and Messrs. Thomas, Weiss and Smith are the lead portfolio managers of the Balanced Fund. Mr. Smith is the lead portfolio manager for the Income Fund.

         Mr. Thomas is the Chief Investment Officer with 30 years of investment experience including 17 years with the Adviser. He focuses primarily on the media, telecom and financial services sectors. Mr. Weiss is a Senior Investment Manager with 27 years of investment experience of which 14 years are with the Adviser. He focuses primarily on the technology and health care sectors. Mr. Smith is a Senior Vice President with 15 years of investment experience including 5 years with the Adviser. Mr. Smith focuses primarily on fixed-income. Mr. McPheeters is a Vice President with 8 years of investment experience of which all but 2 have been with the Adviser. He focuses primarily on the media, telecom and energy sectors.